HARRIS ASSOCIATES VALUE PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE HARRIS ASSOCIATES VALUE PORTFOLIO ONLY (formerly the MAS Value Portfolio). This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Harris Associates Value Portfolio and keep it for future reference. The Prospectus contains information about the Harris Associates Value Portfolio, formerly the MAS Value Portfolio, that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997, is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
              FINANCIAL HIGHLIGHTS............................................................................    1

              INVESTMENT OBJECTIVE AND POLICIES...............................................................    2
                  Harris Associates Value Portfolio...........................................................    2

              INVESTMENT TECHNIQUES...........................................................................    2

              RISK FACTORS....................................................................................    4

              PORTFOLIO TURNOVER..............................................................................    5

              RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS.....................................................    5

              MANAGEMENT OF THE TRUST.........................................................................    5
                  Investment Adviser..........................................................................    5
                  Expense Reimbursement.......................................................................    6
                  Sub-Adviser.................................................................................    6
                  Sub-Advisory Fees...........................................................................    6
                  Portfolio Transactions......................................................................    7

              SALES AND REDEMPTIONS...........................................................................    7

              NET ASSET VALUE.................................................................................    7

              PERFORMANCE INFORMATION.........................................................................    8
                  Performance of the Portfolio................................................................    8
                  Comparable Public Fund Performance..........................................................    9

              TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS........................................................    9

              ADDITIONAL INFORMATION..........................................................................    9


                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                        HARRIS ASSOCIATES VALUE PORTFOLIO

                         (formerly MAS Value Portfolio)

                              FINANCIAL HIGHLIGHTS

 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                         HARRIS ASSOCIATES VALUE PORTFOLIO
                                                                                            FORMERLY, MAS VALUE PORTFOLIO
                                                                                         ---------------------------------
                  Net asset  value,  beginning  of  period                                              $10.00
                  INCOME  FROM INVESTMENT OPERATIONS:
                     Net investment income                                                                0.10
                        Net realized and unrealized gain
                        (loss) on investments                                                             2.13
                                                                                                          ----
                     Total from investment operations                                                     2.23
                                                                                                          ----
                     Dividends from net investment income                                                (0.10)
                     Distributions from net realized                                                     (0.27)
                     capital gains                                                                        ----

                     Total distributions                                                                 (0.37)
                                                                                                          ----

                  Net asset value, end of period                                                         $11.86
                                                                                                        =======

                  TOTAL RETURN ++                                                                         20.39%
                                                                                                         =======
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                     Net assets, end of period (in 000's)                                               $1,421
                     Ratio of operating expenses to average net assets +                                 1.26%
                     Ratio of net investment income to average net assets +                              1.01%
                     Portfolio turnover rate                                                            41.08%
                     Average commission rate per share +++                                             $0.0542
                     Ratio of operating expenses to average net assets
                        before waiver of fees and expense reimbursements+                                7.55%
                     Net investment income (loss) per share before waiver
                        of fees and expense reimbursements                                             ($0.52)

     +    Annualized

     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.

     +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Harris Associates Value Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. Prior to May 1, 1997, the Harris Associates Value Portfolio had different investment objectives, policies and restrictions and a different sub-adviser. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

HARRIS ASSOCIATES VALUE PORTFOLIO:

OBJECTIVE. To seek long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Portfolio is not designed for investors whose primary investment objective is income.

HOW THE PORTFOLIO INVESTS. The Portfolio invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors - International Investing" below.

                              INVESTMENT TECHNIQUES

EQUITY SECURITIES. The equity securities in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for the Portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Sub-Adviser. The Sub-Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

The Sub-Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Sub-Adviser has determined that a security is undervalued, the Sub-Adviser will consider it for purchase by the Portfolio, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Sub-Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

DEBT SECURITIES. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the SAI.

SHORT SALES AGAINST THE BOX. The Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Sub-Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of the Portfolio's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the SAI.

CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specified receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, the Sub-Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

OTHER INVESTMENT COMPANIES. Certain markets are closed in whole or in part to equity investments by foreigners. The Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. The Portfolio generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of the Sub-Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own management fees and other expenses.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

PRIVATE PLACEMENTS. The Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not purchase such a security if more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities.

OPTIONS. The Portfolio may purchase both call options and put options on securities. A call or put option is a contract that gives the Portfolio, in return for a premium paid on purchase of the option, the right to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price during the term of the option.

CASH RESERVES. To meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

                                  RISK FACTORS

GENERAL. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Portfolio is intended for long-term investors.

SMALL CAP COMPANIES. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL INVESTING. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should  understand  and consider  carefully  the greater  risks  involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Portfolio tries to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economics in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic products, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The Portfolio may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, the Portfolio would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities.

DEBT SECURITIES. As noted above, the Portfolio may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Portfolio's Sub-Adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Portfolio's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Portfolio invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Portfolio would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rates changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may reexperience difficulty in servicing their principal and interest payment obligations.

Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

                               PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, or within a year. It may also be effected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 41.08%. (See "Portfolio Turnover" in the SAI.)

                   RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS

The Portfolio will not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire  securities  of any one issuer which at the time of  investment
         (a) represent more than 10% of the voting  securities of the issuer, or
         (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing [the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of its total assets];

     4.   Issue  any  senior   security  except  in  connection  with  permitted
          borrowings; or

     5. Make loans, except that the Portfolio may invest in debt obligations and repurchase agreements. [A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.]

These restrictions, except for the bracketed portions, and certain other restrictions described in the SAI are fundamental and may be changed only with the approval of the holders of a majority of the shares of the Portfolio. The other investment restrictions described here and in the SAI are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Harris Associates Value Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Harris Associates Value Portfolio                    1.00%  of  first  $25   million  of  average
                                                              daily net assets

                                                              .85% of next $75  million of average  daily
                                                              net assets

                                                              .75% of average  daily net  assets  over and
                                                              above $100 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 7.55% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Harris Associates L.P., a limited partnership, managed by its general partner, Harris Associates, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Sub-Adviser. NEIC is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in NEIC is owned by Metropolitan Life Insurance Company. The Sub-Adviser is located at 2 North LaSalle Street, Chicago, IL 60602.

The investment professionals of the Sub-Adviser who are primarily responsible for the day-to-day management of the Portfolio are Robert Sanborn and Floyd Bellman. Mr. Sanborn, a portfolio manager of the Sub-Adviser, joined the Sub-Adviser in August 1988 and has managed The Oakmark Fund of the Harris
Associates Investment Trust since its inception in 1991. Mr. Bellman, a portfolio manager at the Sub-Adviser, joined the firm in 1995. Prior to joining the Sub-Adviser, Mr. Bellman was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Harris Associates Value Portfolio                    .75% of first $25  million of average  daily
                                                              net assets

                                                              .60% of next $75  million of  average  daily
                                                               net assets

                                                              .50% of average  daily net  assets  over and
                                                              above $100 million

PORTFOLIO TRANSACTIONS. The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Sub-Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the Harris Associates Value Portfolio, formerly the MAS Value Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Lipper Growth & Income Index, a non-weighted index of 139 funds investing in stocks and corporate and government bonds. The performance figures shown for the portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                         AVERAGE ANNUAL TOTAL RETURN FOR
                            THE PERIOD ENDED 12/31/96
PORTFOLIO                                                                     SINCE INCEPTION
---------                                                                     ---------------
Harris Associates Value,
  formerly MAS Value                                                            20.39%

Standard & Poor's 500 Stock Index                                               15.14%

Lipper Growth & Income Index                                                    14.14%

On May 1, 1997, Harris Associates LP became the sub-adviser for the Portfolio. Prior to that date, performance results were achieved by the former sub-adviser and the Portfolio had a different investment objective and certain of its investment policies and restrictions were different.

COMPARABLE PUBLIC FUND PERFORMANCE. The Harris Associates Value Portfolio has the same investment objective and follows substantially the same investment strategies as The Oakmark Fund of the Harris Associates Investment Trust, a mutual fund whose shares are sold to the public, the investment adviser of which is the Sub-Adviser.

Set forth below is the historical performance of The Oakmark Fund. Investors should not consider this performance data as an indication of the future performance of the Harris Associates Value Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by The Oakmark Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Harris Associates Value Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended December 31, 1996, of a 1-year and 5-year investment and of an investment since inception in The Oakmark Fund, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Lipper Growth & Income Index, a non-weighted index of 139 funds investing in stocks and corporate and government bonds.

                                                                                              SINCE           INCEPTION
         FUND                                              1 YEAR            5 YEAR          INCEPTION           DATE
         ----                                              ------            ------          ---------           ----

         The Oakmark Fund of the Harris
              Associates Investment Trust                   16.7%             23.6%           29.12%            8/5/91

         Standard & Poor's 500 Stock Index                  19.8%             16.4%            15.6%              N/A

         Lipper Growth & Income Index                      20.69%            14.63%           14.97%              N/A


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company"). VA Contract Owners are not "shareholders" of the Portfolio. Rather, the Life Company and its separate account(s) are the Portfolio's shareholders. This Portfolio is a non-diversified Portfolio of the Trust.

Please read this Prospectus before investing in the Lexington Corporate Leaders Portfolio and keep it for future reference. The Prospectus contains information about the Lexington Corporate Leaders Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997


                                TABLE OF CONTENTS
                                                                                                                 PAGE

                   FINANCIAL HIGHLIGHTS........................................................................   1

                  INVESTMENT OBJECTIVE AND POLICIES...........................................................    2
                     Temporary Investments....................................................................    4
                     Investment Restrictions..................................................................    4
                     Repurchase Agreements....................................................................    4
                     Investment Risks.........................................................................    5
                     Portfolio Turnover.......................................................................    5

                  MANAGEMENT OF THE TRUST.....................................................................    5
                     Investment Adviser.......................................................................    5
                     Expense Reimbursement....................................................................    5
                     Sub-Adviser..............................................................................    6
                     Sub-Advisory Fees........................................................................    6

                  SALES AND REDEMPTIONS.......................................................................    6

                  NET ASSET VALUE.............................................................................    7

                  PERFORMANCE INFORMATION.....................................................................    7
                     Performance of the Portfolio.............................................................    8

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS....................................................    8

                  ADDITIONAL INFORMATION......................................................................    8


                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO

                              FINANCIAL HIGHLIGHTS

 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                LEXINGTON CORPORATE
                                                                                                  LEADERS PORTFOLIO
                                                                                                -------------------
                  Net asset value, beginning of period                                                   $10.00

                  INCOME FROM INVESTMENT OPERATIONS:

                       Net investment income                                                               0.14
                       Net realized and unrealized gain
                       (loss) on investments                                                               1.42
                                                                                                           ----
                       Total from investment operations                                                    1.56
                                                                                                           ----
                  LESS DISTRIBUTIONS:

                  Dividends from net investment income                                                    (0.12)
                  Distributions from net realized                                                         (0.00)
                  capital gains                                                                            ----

                       Total distributions                                                                (0.12)
                                                                                                           ----

                  Net asset value, end of period                                                         $11.44
                                                                                                         ======
                  TOTAL RETURN ++                                                                        12.84%
                                                                                                         ======
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                       Net assets, end of period (in 000's)                                              $1,323
                       Ratio of operating expenses to average net assets +                                1.26%
                       Ratio of net investment income to average net assets+                              1.40%
                       Portfolio turnover rate                                                            0.00%
                       Average commission rate per share +++                                            $0.0500
                       Ratio of operating expenses to average net assets before
                         waiver of fees and expense reimbursements +                                      6.86%
                       Net investment income (loss) per share before waiver
                         of fees and expense reimbursements                                             ($0.41)

      +  Annualized

     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.

    +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Lexington Corporate Leaders Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio's investment objective is to seek long-term capital growth and income through investment in the common stocks of large, well-established companies. The Portfolio will seek to maintain an equal number of shares in each of the companies in which it invests. The companies in which the Portfolio will invest have a large market capitalization (in excess of $1.0 billion), an established history of earnings and dividend payments, a large number of publicly held shares and high trading volume and a high degree of liquidity. The Portfolio's portfolio will consist substantially of the companies listed in the Dow Jones Industrial Average (DJIA)*, but the Portfolio is not limited in its investments to securities in the DJIA and will purchase securities of other issuers that meet its capitalization, earnings and other criteria for investment.

The Portfolio's common stock investments will be selected from a list of approximately 100 "corporate leaders" of commerce and industry, as determined by the Sub-Adviser. It is expected that all of the common stock held by the Portfolio will trade on the New York Stock Exchange and will represent dominant firms in their respective industries.

---------------------

     * Dow Jones Industrial Average and DJIA are trademarks of Dow Jones & Company, Inc. The Portfolio is neither sponsored by, nor affiliated with Dow Jones and Company, Inc.

     The current list of "corporate leaders" which may be modified throughout the year is as follows:

CHEMICAL & FERTILIZERS
----------------------
     Du Pont (E.I. ) deNemours & Co. Inc.                     Hercules Inc.                        Lubrizol Corp.
     Morton International                                     Union Carbide Corp.

COMMUNICATIONS
--------------
     AT & T                                                   Cable & Wireless PLC                 Lucent Technologies, Inc.
     Motorola Inc.                                            Polygram NV                          Telecom of New Zealand

CONSUMER PRODUCTS
-----------------
     American Brands, Inc.                                    Boise Cascade Corp.                  Bowater Inc.
     Coca Cola Co.                                            Conagra                              Walt Disney Company
     Eastman Kodak Co.                                        Federal Paper Board                  Gillette Co.
     International Paper Co.                                  Minnesota Mining & Mfg.              Pepsico
     Philip Morris Cos. Inc.                                  Procter & Gamble Co.                 Reynolds & Reynolds Co.
     Sara Lee Corp.                                           Stone Container Corp.                Union Camp Corp.

ELECTRICAL EQUIPMENT
--------------------
     Avnet                                                    Duracell International               Eaton Corp.
     General Electric Co.                                     Illinois Tool Works                  Medtronic
     Micron Technology Inc.                                   Philips Electronics NV               Tektronix
     Texas Instruments                                        Westinghouse Electric

ENERGY
------
     Columbia Gas System, Inc                                 Enron Corp.                          Panhandle Eastern Corp. C12
     USX Marathon Group

FINANCIAL
---------
     American Express Co.                                     Bank of Boston Corp.                 Chemical Banking Corp.
     Federal Home Loan Mortgage                               Halliburton Co.                      MBNA Corp.
     J.P. Morgan & Co.  Inc.                                  Star Banc Corp.                      Travelers Group
     Wells Fargo & Co.

HEALTH
------
     Abbott Laboratories                                      Johnson & Johnson                    Merck & Co. Inc.
     Mylan Laboratories                                       Pfizer Inc.                          Schering Plough Corp.

MISC. INDUSTRIAL
----------------
     Allied Signal, Inc.                                      Aluminum Co. of America              Bethlehem Steel Corp.
     Black & Decker Corp.                                     British Steel PLC ADR                Caterpillar Inc.
     Cincinnati Milacron                                      Deere & Co.                          Dover Corp.
     Goodrich Co. (BF)                                        Goodyear Tire & Rubber               Hewlett Packard Co.
     International Business Machines                          Parker Hannifin Corp.                Sherwin Williams Co.
     Tenneco Inc.                                             USX Corp                             US Steel

OIL INTERNATIONAL
-----------------
     Chevron Corp.                                            Exxon Corp.                          Mobil Corp.
     Royal Dutch Petroleum                                    Schlumberger LTD                     Texaco Inc.
     United Pacific Group, Inc.

RAILROADS
---------
     Burlington Northern Santa Fe                             CSX Corp.                            Union Pacific Corp.

RETAILING
---------
     McDonalds Corp.                                          Sears, Roebuck & Co.                 Wal-Mart Stores, Inc.

TRANSPORTATION EQUIPMENT
------------------------
     Boeing Co.                                               Delta Air Lines                      General Motors Corp.
     McDonnell Douglas Corp.                                  Trinity Industries                   United Technologies Corp.

UTILITIES
---------
     Consolidated Edison Co. of NY                            Duke Power Co.                       Houston Industries
     PG & E Corporation                                       Union Electric Company

The management of the Portfolio will diversify its investment portfolio broadly and selectively among issuers and among industries. It is not anticipated that the Portfolio's portfolio will include stocks of every company on the then currently approved list; it will be the function of the Sub-Adviser to invest and reinvest the Portfolio's assets in stocks selected as most conducive to the realization of the Portfolio's objectives. Of course, an investment in the Portfolio cannot eliminate the risks inherent in the ownership of common stocks, and there can be no guarantee that the Portfolio's objectives will be realized. However, the management of the Portfolio will seek through continuous supervision to minimize these risks and to increase the investor's opportunities for long-term capital growth.

The Portfolio's classification as a "non-diversified" series means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value thereof is not greater than 5% of the value of the Portfolio's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

TEMPORARY INVESTMENTS. In the event future economic or financial conditions adversely affect securities of the type described above, the Portfolio may invest up to 100% of its total assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and its agencies, bankers' acceptances and repurchase agreements.

INVESTMENT RESTRICTIONS. The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

The Portfolio is a non-diversified series and

     1. with respect to 50% of its assets, the Portfolio will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

     2. with respect to the other 50% of its assets, the Portfolio will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

A complete list of all of the investment restrictions is contained in the SAI. The percentage restrictions referred to above as well as those described in the SAI are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

REPURCHASE AGREEMENTS. The Portfolio's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Portfolio of an investment contract from a bank or dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Portfolio upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Portfolio will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited and the Portfolio may incur additional costs. In such case the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. The Portfolio intends to limit repurchase agreements to transactions with institutions believed by the Sub-Adviser to present minimal credit risk.

INVESTMENT RISKS. The Portfolio's portfolio is subject to market risk (i.e., the possibility that stock prices will decline over short, or even extended, periods). As indicated elsewhere herein, the Portfolio is classified as non-diversified for purposes of the 1940 Act. Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

As described further under "Temporary Instruments", the Portfolio may, under certain circumstances, be invested in debt instruments. To the extent it is so invested, the value of the Portfolio's shares will fluctuate with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline.

PORTFOLIO TURNOVER. In the selection of various securities, long-term potential will take precedence over short-term market fluctuations. Management maintains the flexibility to sell portfolio securities regardless of how long they have been held by the Portfolio. High portfolio turnover rates can result in corresponding increases in brokerage costs. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 0%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Lexington Corporate Leaders Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Lexington Corporate Leaders Portfolio                .65% of first $10  million of average  daily
                                                              net assets

                                                              .60% of next $90  million of  average  daily
                                                              net assets

                                                              .55% of average  daily net  assets  over and
                                                              above $100 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 6.86% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Lexington Management Corporation ("LMC"), P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent, Lexington Global Asset Managers, Inc. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

LMC, as the owner of the service mark "Lexington" and "Corporate Leaders", has sublicensed the Portfolio to include the word "Lexington" and "Corporate Leaders" as part of its corporate name, subject to revocation by LMC in the event that the Portfolio ceases to engage LMC or its affiliates as sub-adviser. The Portfolio will be required upon demand of LMC to change its corporate name to delete the word "Lexington" and "Corporate Leaders" therefrom. The Sub-Advisory Agreement will thereupon automatically terminate and a new contract will, at such time, be submitted to a vote of the Portfolio's shareholders.

LMC is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West - Plaza Two, Saddle Brook, NJ 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

The Portfolio is managed by an investment management team. Lawrence Kantor is the lead manager. Mr. Kantor is Managing Director and Executive Vice President of LMC, as well as, Vice President and Director/Trustee of the Lexington Funds. He is also Executive Vice President of Lexington Global Asset Managers, Inc., LMC's parent. He has 25 years investment experience. Prior to joining LMC in 1984, Mr. Kantor was an officer of the Guardian Life Insurance Company of America and various affiliated companies which included registered investment companies, a broker-dealer, an investment adviser and a stock life insurance company. He was formerly an associate member of the New York Stock Exchange. Mr. Kantor is a graduate of Long Island University with a B.S. Degree and attended its Graduate School of Business.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Lexington Corporate Leaders Portfolio                .40% of first $10  million of average  daily
                                                              net assets

                                                              .35% of the  next  $90  million  of  average
                                                              daily net assets

                                                              .30%  over  and  above   $100   million   of
                                                              average daily net assets

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized Cost Valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the Lexington Corporate Leaders Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, and the Lipper Growth & Income Index, a non-weighted index of Funds investing in stocks and corporate and government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96

    PORTFOLIO                                            SINCE INCEPTION
    ---------                                            ---------------

    Lexington Corporate Leaders Portfolio                     12.84%

    Standard & Poor's 500 Stock Index                         15.14%

    Lipper Growth & Income Index                              14.14%

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of such income and gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                             STRONG GROWTH PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE STRONG GROWTH PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the Strong Growth Portfolio and keep it for future reference. The Prospectus contains information about the Strong Growth Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS
                                                                                                                 PAGE
                                                                                                                 ----

                  FINANCIAL HIGHLIGHTS..........................................................................   1

                  INVESTMENT OBJECTIVE AND POLICIES.............................................................   2

                  IMPLEMENTATION OF POLICIES AND RISKS..........................................................   3
                     Foreign Securities and Currencies..........................................................   3
                     Foreign Investment Companies...............................................................   4
                     Derivative Instruments.....................................................................   4
                     Illiquid Securities........................................................................   4
                     Small Companies............................................................................   4
                     Debt Obligations...........................................................................   5
                     Government Securities......................................................................   5
                     When-Issued Securities.....................................................................   6
                     Portfolio Turnover.........................................................................   6

                  MANAGEMENT OF THE TRUST.......................................................................   6
                     Investment Adviser.........................................................................   6
                     Expense Reimbursement......................................................................   7
                     Sub-Adviser................................................................................   7
                     Sub-Advisory Fees..........................................................................   7

                  SALES AND REDEMPTIONS.........................................................................   7

                  NET ASSET VALUE...............................................................................   8

                  PERFORMANCE INFORMATION.......................................................................   8
                     Performance of the Portfolio...............................................................   9
                     Comparable Public Fund Performance.........................................................   9

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS......................................................  10

                  ADDITIONAL INFORMATION........................................................................  10

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                                   STRONG GROWTH
                                                                                                     PORTFOLIO
                                                                                                   --------------

                  Net asset value, beginning of period                                                  $10.00

                  INCOME FROM INVESTMENT OPERATIONS:

                       Net investment income                                                              0.25
                       Net realized and unrealized gain
                       (loss) on investments                                                              2.49
                                                                                                          ----
                       Total from investment operations                                                   2.74
                                                                                                          ----
                       LESS DISTRIBUTIONS:

                       Dividends from net investment income                                              (0.22)
                       Distributions from net realized capital gains                                     (0.60)
                                                                                                          ----
                       Total distributions                                                               (0.82)

                  Net asset value, end of period                                                        $11.92
                                                                                                        ======

                  TOTAL RETURN ++                                                                        20.27%
                                                                                                         ======
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                       Net assets, end of period (in 000's)                                             $1,513
                       Ratio of operating expenses to average net assets+                                1.26%
                       Ratio of net investment income to average net assets+                             2.25%
                       Portfolio turnover rate                                                         422.67%
                       Average commission rate per share +++                                          $0.0575
                       Ratio of operating expenses to average net assets
                         before waiver of fees and expense reimbursements +                              7.09%
                       Net investment income (loss) per share before
                         waiver of fees and expense reimbursements                                     ($0.39)

      +  Annualized

     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.

    +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Strong Growth Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio seeks capital growth. The Portfolio invests primarily in equity securities that the Sub-Adviser believes have above-average growth prospects.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Portfolio is clearly on equity securities, the Portfolio may invest a limited portion of its assets in debt obligations when the Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. The Portfolio may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")

The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Sub-Adviser intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Portfolio's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.

The Portfolio will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the Sub-Adviser ordinarily looks to certain other characteristics, such as the following:

     --   prospects for above-average sales and earnings growth;

     --   high return on invested capital;

     -- overall financial strength, including sound financial and accounting policies and a strong balance sheet;

     --   competitive advantages, including innovative products and service;

     --   effective research, product development, and marketing; and

     --   stable, capable management.

                      IMPLEMENTATION OF POLICIES AND RISKS

In addition to the Portfolio's investment policies described above (and subject to certain restrictions described herein), the Portfolio may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. The Portfolio may also engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of these securities and investment techniques and their associated risks is presented in the SAI.

FOREIGN SECURITIES AND CURRENCIES:

The Portfolio may invest in foreign securities, either directly or indirectly through the use of depositary receipts. (See "Investment Objective and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

Foreign investments involve special risks, including:

     --   expropriation,   confiscatory   taxation,  and  withholding  taxes  on
          dividends and interest;

     -- less extensive regulation of foreign brokers, securities markets, and issuers;

     --   less  publicly   available   information   and  different   accounting
          standards;

     -- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

     --   diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Portfolio generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Portfolio may invest in securities of issuers in developing or emerging markets and economies. Risks of investing in developing or emerging markets include:

     --   less social, political, and economic stability;

     -- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

     -- certain national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Portfolio's loss of its entire investment in that market; and

     --   less  developed  legal   structures   governing   private  or  foreign
          investments or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Portfolio could be significantly affected by changes in foreign currency exchange rates. The value of the Portfolio's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

The Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments".)

FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Portfolio invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act").

DERIVATIVE INSTRUMENTS. Derivative instruments may be used by the Portfolio for any lawful purpose consistent with the Portfolio's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Portfolio sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, the Portfolio may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Portfolio is dependent upon the Sub-Adviser's ability to correctly anticipate trends in the underlying asset. To the extent that the Portfolio is engaging in derivative transactions other than for hedging purposes, the Portfolio's successful use of such transactions is more dependent upon the Sub-Adviser's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Portfolio's investments or in lower purchase prices for assets it intends to acquire. The Sub-Adviser's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Portfolio. Hedging transactions are also subject to risks. If the Sub-Adviser incorrectly anticipates trends in the underlying asset, the Portfolio may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Portfolio's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Trust's Board of Trustees.

SMALL COMPANIES. The Portfolio may, from time to time, invest a substantial portion of its assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Sub-Adviser's research efforts may also play a greater role in selecting securities for the Portfolio than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS:

IN GENERAL. Debt obligations in which the Portfolio may invest will primarily be investment grade debt obligations, although the Portfolio may invest up to 5% of its assets in non-investment grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Investment-grade debt obligations include:

     -- bonds or bank obligations rated in one of the four highest rating categories of any NRSRO (e.g., BBB or higher by S&P);

     --   U.S. Government securities (as defined below);

     -- commercial paper rated in one of the three highest ratings categories of any NRSRO (e.g., A-3 or higher by S&P);

     -- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

     -- short-term bank obligations that are rated in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     --   repurchase agreements involving investment-grade debt obligations; or

     -- unrated debt obligations which are determined by the Sub-Adviser to be of comparable quality.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Sub-Adviser to consider what action, if any, the Portfolio should take consistent with its investment objective. Securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include:

     --   securities rated as low as C by S&P or their equivalents;

     --   commercial paper rated as low as C by S&P or its equivalents; and

     -- unrated debt securities judged to be of comparable quality by the Sub-Adviser.

GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

     -- the Federal Housing Administration, Farmers Home Administration, Export- Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association,
          including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

     -- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

     -- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

     -- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES. The Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Portfolio to lock in a fixed price or yield on a security it intends to purchase. However, when the Portfolio purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

The greater the Portfolio's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Portfolio. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Portfolio may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

PORTFOLIO TURNOVER. The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Portfolio will not generally trade in securities for short-term profits, but, when the Sub-Adviser determines that circumstances warrant, securities may be purchased and sold without regard to the length of time held. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 422.67%. (See "Portfolio Turnover" in the SAI.) High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Strong Growth Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------

         Strong Growth Portfolio                              .75%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .70% of next $350  million of average  daily
                                                              net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 7.09% for the period January 31, 1996 (commencement of operations) ending December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, WI 53201-2936.

The Sub-Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for mutual funds, individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of December 30, 1996, the Sub-Adviser had approximately $24.2 billion under management. Mr. Richard S. Strong is the controlling shareholder of the Sub-Adviser. The Sub-Adviser also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Ronald C. Ognar is the portfolio manager of the Sub-Adviser for the Portfolio. Mr. Ognar, a Chartered Financial Analyst with more than 25 years of investment experience, joined the Sub-Adviser in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------

         Strong Growth Portfolio                              .50%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .45% of the next  $350  million  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the Strong Growth Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russell 2000 Small Company Index, an unmanaged index of 2000 small company stocks. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96

     PORTFOLIO                                            SINCE INCEPTION
     ---------                                            ---------------

     Strong Growth Portfolio                                   20.27%

     Standard & Poor's 500 Stock Index                         15.14%

     Russell 2000 Small Company Index                          14.55%


COMPARABLE PUBLIC FUND PERFORMANCE. The Strong Growth Portfolio has the same investment objective and follows substantially the same investment strategies as the Strong Growth Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the Strong Growth Portfolio is the investment adviser of the Strong Growth Fund.

Set  forth  below is the  historical  performance  of the  Strong  Growth  Fund.
Investors should not consider this performance data as an indication of the future performance of the Strong Growth Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Strong Growth Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Strong Growth Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended December 31, 1996, of a 1-year investment and of an investment since inception in the Strong Growth Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russell 2000 Small Company Index, an unmanaged index of 2000 small company stocks.

                                                                                      SINCE               INCEPTION
         FUND                                              1 YEAR                   INCEPTION               DATE
         ----                                              ------                   ---------             ---------
         Strong Growth Fund                                 19.52%                    25.49%              12-31-93

         Standard & Poor's 500 Stock Index                   19.8%                    19.68%             From 1-1-94

         Russell 2000 Small Company Index                   16.49%                    13.68%               1-1-94


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE STRONG INTERNATIONAL STOCK PORTFOLIO ONLY (formerly the MAS Value Portfolio). This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Harris Associates Value Portfolio and keep it for future reference. The Prospectus contains information about the Harris Associates Value Portfolio, formerly the MAS Value Portfolio, that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997, is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
              FINANCIAL HIGHLIGHTS............................................................................    1

              INVESTMENT OBJECTIVE AND POLICIES...............................................................    2

              IMPLEMENTATION OF POLICIES AND RISKS............................................................    3
                  Foreign Securities and Currencies...........................................................    3
                  Foreign Investment Companies................................................................    4
                  Derivative Instruments......................................................................    4
                  Illiquid Securities.........................................................................    5
                  Small Companies.............................................................................    5
                  Debt Obligations............................................................................    5
                  Government Securities.......................................................................    6
                  When-Issued Securities......................................................................    6
                  Mortgage Dollar Rolls and Reverse Repurchase Agreements.....................................    6
                  Portfolio Turnover..........................................................................    7

              MANAGEMENT OF THE TRUST.........................................................................    7
                  Investment Adviser..........................................................................    7
                  Expense Reimbursement.......................................................................    7
                  Sub-Adviser.................................................................................    7
                  Sub-Advisory Fees...........................................................................    8

              SALES AND REDEMPTIONS...........................................................................    8

              NET ASSET VALUE.................................................................................    8

              PERFORMANCE INFORMATION.........................................................................    9
                  Performance of the Portfolio................................................................    9
                  Comparable Public Fund Performance..........................................................    10

              TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS........................................................    11

              ADDITIONAL INFORMATION..........................................................................    11

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS

 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                     STRONG INTERNATIONAL
                                                                                                        STOCK PORTFOLIO
                                                                                                     --------------------
               Net asset value, beginning of period                                                          $10.00

               INCOME FROM INVESTMENT OPERATIONS:

                  Net investment income                                                                        0.03
                  Net realized and unrealized gain
                  (loss) on investments                                                                        0.61
                                                                                                               ----
                  Total from investment operations                                                             0.64
                                                                                                               ----
                  Dividends from net investment income                                                        (0.01)
                  Distributions from net realized capital gains                                               (0.05)
                                                                                                               ----
                  Total distributions                                                                         (0.06)
                                                                                                               ----
               Net asset value, end of period                                                                $10.58
                                                                                                             ======

               TOTAL RETURN ++                                                                                 5.85%
                                                                                                              ======
               RATIOS TO AVERAGE NET
               ASSETS/SUPPLEMENTAL DATA
                  Net assets, end of period (in 000's)                                                       $1,221
                  Ratio of operating expenses to average net assets +                                          1.45%
                  Ratio of net investment income to average net assets +                                       0.27%
                  Portfolio turnover rate                                                                     49.32%
                  Average commission rate per share +++                                                     $0.0096
                  Ratio of operating expenses to average net assets before waiver of fees
                     and expense reimbursements +                                                              7.74%
                  Net investment income (loss) per share
                     before waiver of fees and expense reimbursements                                        ($0.58)

    +    Annualized
   ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.
  +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Strong International Stock Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States.

The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

Under normal market conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate- to long-term debt obligations of U.S. issuers or foreign-government entities. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed-income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations".)

The Portfolio will normally invest in securities of issuers located in at least three foreign countries. The Sub-Adviser expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Singapore,
South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

As market and global conditions change, the Portfolio will change its allocations among the countries of the world, and nothing herein will limit the Portfolio's ability to invest in or avoid any particular countries or regions. In allocating the Portfolio's assets among various countries, the Sub-Adviser will seek economic and market environments favorable for capital appreciation and, with respect to developing countries, economic, political, and stock-market environments that show signs of stabilizing or improving. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for a discussion of the special risks involved in investing in foreign securities.

In analyzing foreign companies for investment, the Sub-Adviser will ordinarily look for one or more of the following characteristics in relation to the company's prevailing stock price:

     -- prospects for above-average sales and earnings growth and high return on invested capital;

     -- overall financial strength, including sound financial and accounting policies and a strong balance sheet;

     -- significant competitive advantages, including innovative products and efficient service;

     --   effective research, product development, and marketing;

     --   pricing flexibility;

     --   stable, capable management; and

     -- other general operating characteristics that will enable the company to compete successfully in its marketplace.

                      IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), the Portfolio may invest in the following securities and may employ the following investment techniques, some of which may present special risks as described below. The Portfolio may engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the SAI.

FOREIGN SECURITIES AND CURRENCIES:

The Portfolio may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

Foreign investments involve special risks, including:

     --   expropriation,   confiscatory   taxation,  and  withholding  taxes  on
          dividends and interest;

     -- less extensive regulation of foreign brokers, securities markets, and issuers;

     --   less  publicly   available   information   and  different   accounting
          standards;

     -- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

     --   diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Portfolio generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The risks of investing in foreign markets generally are greater for investments in developing or emerging markets and economies in which the Portfolio may invest. Risks of investing in such markets include:

     --   less social, political, and economic stability;

     -- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

     -- certain national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Portfolio's loss of its entire investment in that market; and

     --   less  developed  legal   structures   governing   private  or  foreign
          investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Portfolio could be significantly affected by changes in foreign currency exchange rates. The value of the Portfolio's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

The Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, and cross hedging. Successful use of currency instruments will depend on the Sub-Adviser's skill in analyzing and predicting currency values, and there is no assurance that the use of these instruments will be advantageous to the Portfolio. (See "Derivative Instruments".)

FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Portfolio invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 ("1940 Act").

DERIVATIVE INSTRUMENTS. Derivative instruments may be used by the Portfolio for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Portfolio sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, the Portfolio may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Portfolio is dependent upon the Sub-Adviser's ability to correctly anticipate trends in the underlying asset. To the extent that the Portfolio is engaging in derivative transactions other than for hedging purposes, the Portfolio's successful use of such transactions is more dependent upon the Sub-Adviser's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Portfolio's investments or in lower purchase prices for assets it intends to acquire. The Sub-Adviser's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Portfolio. Hedging transactions are also subject to risks. If the Sub-Adviser incorrectly anticipates trends in the underlying asset, the Portfolio may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Portfolio's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Trust's Board of Trustees.

SMALL COMPANIES. The Portfolio may, from time to time, invest a substantial portion of its assets in small companies. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Sub-Adviser's research efforts may also play a greater role in selecting securities for the Portfolio than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS:

IN GENERAL. Debt obligations in which the Portfolio may invest will primarily be investment grade debt obligations, although the Portfolio may invest up to 5% of its assets in non-investment grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Investment-grade debt obligations include:

     -- bonds or bank obligations rated in one of the four highest rating categories of any NRSRO (e.g., BBB or higher by S&P);

     --   U.S. Government securities (as defined below);

     -- commercial paper rated in one of the three highest ratings categories of any NRSRO (e.g., A-3 or higher by S&P);

     -- short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);

     -- short-term bank obligations that are rated in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     --   repurchase agreements involving investment-grade debt obligations; or

     -- unrated debt obligations which are determined by the Sub-Adviser to be of comparable quality.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Sub-Adviser to consider what action, if any, the Portfolio should take consistent with its investment objective. Investment-grade debt obligations are generally considered to have relatively low degrees of credit risk. However, securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-investment-grade debt obligations include:

     --   securities rated as low as C by S&P or their equivalents;

     --   commercial paper rated as low as C by S&P or its equivalents; and

     -- unrated debt securities judged to be of comparable quality by the Sub-Adviser.

GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

     -- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association,
          including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

     -- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

     -- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

     -- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES. The Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Portfolio to lock in a fixed price or yield on a security it intends to purchase. However, when the Portfolio purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Portfolio's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Portfolio. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Portfolio may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Portfolio would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Portfolio generally retains the right to interest and principal payments on the security. Since the Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time that the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Portfolio may be used as arbitrage transactions in which the Portfolio will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

PORTFOLIO TURNOVER. The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover rates necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 49.32%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Strong International Stock Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Strong International Stock Portfolio                 .75%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .70% of next $350  million of average  daily
                                                              net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.49% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 7.74% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, WI 53201-2936.

The Sub-Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for mutual funds, individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of December 31, 1996, the Sub-Adviser had approximately $23 billion under management. Mr. Richard S. Strong is the controlling shareholder of the Sub-Adviser. The Sub-Adviser also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Anthony L.T. Cragg is the portfolio manager of the Sub-Adviser for the Portfolio. Mr. Cragg joined the Sub-Adviser in April, 1993 to develop the Sub-Adviser's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. A graduate of Christ Church, Oxford University, Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Strong International Stock Portfolio                 .50%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .45% of the next  $350  million  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the Strong International Stock Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index, an unmanaged index of leading international stocks and Lipper International Fund Index, a non-weighted index of 115 funds that invest assets in securities whose primary market is outside the U.S. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96

     PORTFOLIO                                           SINCE INCEPTION
     ---------                                           ---------------

     Strong International Stock Portfolio                     5.85%

     Standard & Poor's 500 Stock Index                       15.14%

     Morgan Stanley Capital International

     Europe, Asia, and Far East (EAFE) Index                  3.99%

     Lipper International Fund Index                         11.38%

COMPARABLE PUBLIC FUND PERFORMANCE. The Strong International Stock Portfolio has the same investment objective and follows substantially the same investment strategies as the Strong International Stock Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the Strong International Stock Portfolio is the investment adviser of the Strong International Stock Fund. Set forth below is the historical performance of the Strong International Stock Fund. Investors should not consider this performance data as an indication of the future performance of the Strong International Stock Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Strong International Stock Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Strong International Stock Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended October 31, 1996, of a 1-year investment and of an investment since inception in the Strong International Stock Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index, an unmanaged index of leading international stocks and Lipper International Fund Index, a non-weighted index of 115 funds that invest assets in securities whose primary market is outside the U.S. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                                                                                      SINCE               INCEPTION
         FUND                                              1 YEAR                   INCEPTION                DATE
         ----                                              ------                   ---------             ---------

         Strong International Stock Fund                     9.83%                   10.99%                 3-4-92

         Standard & Poor's 500 Stock Index                  24.09%                   16.02%                 4-1-92

         Morgan Stanley Capital International
         Europe, Asia, and Far East (EAFE) Index            10.47%                   11.34%                 4-1-92

         Lipper International Fund Index                    13.14%                   10.56%                 4-1-92


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                           MFS TOTAL RETURN PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE MFS TOTAL RETURN PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the MFS Total Return Portfolio and keep it for future reference. The Prospectus contains information about the MFS Total Return Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----
                  FINANCIAL HIGHLIGHTS..........................................................................  1

                  INVESTMENT OBJECTIVE AND POLICIES.............................................................  2
                      Investment Objective......................................................................  2
                      Investment Policies.......................................................................  2
                      Risk Factors..............................................................................  7

                  MANAGEMENT OF THE TRUST.......................................................................  9
                      Investment Adviser........................................................................  9
                      Expense Reimbursement.....................................................................  9
                      Sub-Adviser...............................................................................  9
                      Sub-Advisory Fees......................................................................... 10

                  SALES AND REDEMPTIONS......................................................................... 11

                  NET ASSET VALUE............................................................................... 11

                  PERFORMANCE INFORMATION....................................................................... 11
                      Performance of the Portfolio.............................................................. 12
                      Comparable Public Fund Performance........................................................ 12

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................................... 13

                  ADDITIONAL INFORMATION........................................................................ 13

                  APPENDIX A....................................................................................A-1
                      Description of Bond Ratings...............................................................A-1

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF
                  OPERATIONS) TO DECEMBER 31, 1996 FOR A SHARE
                        OUTSTANDING THROUGHOUT THE PERIOD
                                                                                                        MFS TOTAL
                                                                                                     RETURN PORTFOLIO
                                                                                                     ----------------
                  Net asset value, beginning of period                                                    $10.00

                  INCOME FROM INVESTMENT OPERATIONS:

                       Net investment income                                                                0.25
                       Net realized and unrealized gain
                       (loss) on investments                                                                0.85
                                                                                                            ----
                       Total from investment operations                                                     1.10
                                                                                                            ----

                     Dividends from net investment income                                                  (0.20)
                       Distributions from net realized capital gains                                       (0.00)

                       Total distributions                                                                 (0.20)
                                                                                                            ----

                       Net asset value, end of period                                                     $10.90
                                                                                                          ======

                  TOTAL RETURN ++                                                                           9.81%
                                                                                                            =====
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                     Net assets, end of period (in 000's)                                                 $1,529
                     Ratio of operating expenses to average net assets +                                    1.26%
                     Ratio of net investment income to average net assets +                                 2.59%
                     Portfolio turnover rate                                                               53.91%
                     Average commission rate per share +++                                               $0.0571
                     Ratio of operating expenses to average net assets before waiver of fees
                        and expense reimbursements +                                                        7.84%
                     Net investment income (loss) per
                        share before waiver of fees and expense reimbursements                            ($0.38)

      +  Annualized
     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.
    +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objectives and policies of the MFS Total Return Portfolio described below, including Options, Options on Foreign Currency, Futures Contracts, Options on Futures Contracts and Forward Contracts, are not fundamental and may be changed without shareholder approval. A change in the Portfolio's investment objectives may result in the Portfolio having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Portfolio. The SAI includes a discussion of other investment policies and a listing of specific investment restrictions, which govern the Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). The Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, Inc. ("Fitch"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

INVESTMENT OBJECTIVE. The Portfolio's investment objective is to seek total return by investment in securities which will provide above-average income (compared to a portfolio entirely invested in equity securities) and opportunities for growth of capital and income, consistent with the prudent employment of capital. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities. Any investment involves risk and there can be no assurance that the Portfolio will achieve its investment objective.

INVESTMENT POLICIES. The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds" ) including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities (see "Risk Factors - Lower Rated Bonds" below). Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. Government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

FOREIGN SECURITIES. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

EMERGING MARKET SECURITIES. Consistent with the Portfolio's objective and policies, the Portfolio may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS. The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Sub-Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Portfolio acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Portfolio has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash or an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities) or a letter of credit.

"WHEN-ISSUED" SECURITIES. The Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Portfolio does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Portfolio will normally invest in liquid assets.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Portfolio will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The transactions in mortgage "dollar rolls", together with all other transactions which are considered borrowing, will not exceed 33 1/3% of the Portfolio's assets. Investment in mortgage dollar rolls in excess of 5% of the Portfolio's assets may result in leveraging. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value. Money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. The Portfolio may invest a portion of its assets in "loan participations." By purchasing a loan participation, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see the SAI.

SWAPS AND RELATED TRANSACTIONS. As one way of managing its exposure to different types of investments, the Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Portfolio with another party of cash payments based upon different interest rate indices, currencies, or other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Portfolio might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Portfolio may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for the risks involved in these activities.

RESTRICTED SECURITIES. The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Portfolio's investments in Rule 144A securities, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Portfolio's portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

CORPORATE ASSET-BACKED SECURITIES. The Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

OPTIONS ON SECURITIES. The Portfolio may write (sell) covered put and call options on securities and purchase put and call options on securities. The Portfolio will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolio may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Portfolio in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Portfolio may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The Portfolio may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Portfolio will be covered as described in the SAI. The trading of yield curve options is subject to all of the risks associated with trading other types of options, as discussed below under "Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

OPTIONS ON STOCK INDICES. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Portfolio writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option. In addition, if the value of an underlying index moves adversely to the Portfolio's option position, the option may be exercised, and the Portfolio will experience a loss which may only be partially offset by the amount of the premium received.

The Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Portfolio may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time. See "Investment Objectives and Policies - Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Portfolio's current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market, as well as for non-hedging purposes, to the extent permitted by applicable law. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Sub-Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest or exchange rates or a securities market is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract and the Portfolio may realize a loss. The Portfolio will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the Portfolio's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolio may suffer a loss on the transaction.

FORWARD CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Portfolio may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts, for hedging purposes, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Portfolio may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time. The Portfolio may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Portfolio has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Description of Securities, Investment Policies and Risk Factors - Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

RISK FACTORS:

LOWER RATED BONDS. The Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Portfolio may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. No minimum rating standard is required by the Portfolio. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rated categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio but will be reflected in the net asset value of shares of the Portfolio. See the SAI for more information on lower rated securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. Although the Portfolio will enter into transactions in options, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful and could result in losses. The Portfolio also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Portfolio which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

TRANSACTIONS IN FORWARD CONTRACTS MAY BE ENTERED INTO ONLY IN THE OVER-THE-COUNTER MARKET. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying options, Futures Contracts and Options on Futures Contracts traded by the Portfolio will include both domestic and foreign securities.

EMERGING MARKET SECURITIES. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the portfolio, or if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Portfolio bears the risk that the securities will not be delivered and that the Portfolio's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation or capital, as well as by the application to the Portfolio of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Portfolio.

PORTFOLIO TRADING. The Portfolio will be managed actively with respect to the Portfolio's fixed income securities and the asset allocations modified as the Sub-Adviser deems necessary. Although the Portfolio does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held.

With respect to its equity securities, the Portfolio does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Portfolio will effect trades whenever it believes that changes in its portfolio securities are appropriate. Transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser portfolio turnover rate. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 53.91%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the MFS Total Return Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         MFS Total Return Portfolio                           .75%  of  first  $200   million  of  average
                                                              daily net assets

                                                              .70% of the next  $1.1  billion  of  average
                                                              daily net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $1.3 billion

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and if certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 7.84% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. The selection of investments and the way they are managed depend on conditions and trends in the economy and the financial marketplaces.

The Sub-Adviser for the Portfolio is Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116. The Sub-Adviser is America's oldest mutual fund organization. The Sub-Adviser and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the Sub-Adviser were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 27, 1997. As of such date, the Sub-Adviser managed approximately $28.9 billion of assets in equity securities and $19.9 billion of assets in fixed income securities. Approximately $4.0 billion of assets managed by the Sub-Adviser are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. The Sub-Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of the Sub-Adviser are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of the Sub-Adviser. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of the Sub-Adviser report to the Chairman of Sun Life.

David M. Calabro, a Vice President of the Sub-Adviser, Geoffrey L. Kurinsky, a Senior Vice President of the Sub-Adviser, Judith N. Lamb, a Vice President of the Sub-Adviser, Lisa B. Nurme, a Vice President of the Sub-Adviser, and Maura
A. Shaughnessy, a Vice President of the Sub-Adviser, are the Portfolio's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Portfolio's portfolio. Mr. Calabro has been employed by the Sub-Adviser as a portfolio manager since 1992 and served as an analyst and sector portfolio manager with Fidelity Investments prior to that time. Mr. Kurinsky, the manager of the Portfolio's fixed income securities, has been employed by the Sub-Adviser as a portfolio manager since 1987. Ms. Lamb, the manager of the Portfolio's convertible securities, has been employed by the Sub-Adviser since 1992 and served as an analyst with Fidelity Investments prior to that time. Ms. Nurme, a manager of the common stock portion of the Portfolio's portfolio, has been employed by the Sub-Adviser as a portfolio manager since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Portfolio's portfolio, has been employed by the Sub-Adviser since 1991 and served as an analyst with Harvard Management Company prior to that time.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial will share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial will have access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Portfolio is concerned, in other cases, however, it may produce increased investment opportunities for the Portfolio.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEES
         ---------                                            -----------------

         MFS Total Return Portfolio                           .50% of first $200  million  of average  net
                                                              assets

                                                              .45% of the next  $1.1  billion  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $1.3 billion

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the MFS Total Return Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Lehman Brothers Aggregate Bond Index, an unmanaged index of average yield U.S. investment grade bonds and the Lipper Balanced Fund Index, a non-weighted index of 210 funds investing in stocks and corporate and government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96

     PORTFOLIO                                            SINCE INCEPTION
     ---------                                            ---------------

     MFS Total Return Portfolio                                9.81%

     Standard & Poor's 500 Stock Index                        15.14%

     Lehman Brothers Aggregate Bond Index                      0.34%

     Lipper Balanced Fund Index                                9.41%

COMPARABLE PUBLIC FUND PERFORMANCE. The MFS Total Return Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as the MFS Total Return Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the MFS Total Return Portfolio is the investment adviser of the MFS Total Return Fund.

Set forth below is the historical performance of the MFS Total Return Fund. Investors should not consider this performance data as an indication of the future performance of the MFS Total Return Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the MFS Total Return Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the MFS Total Return Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended September 30, 1996, of a 1-year, 5-year and 10-year investment and of an investment since inception in the MFS Total Return Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and with the Lehman Brothers Aggregate Bond Index, an unmanaged index of average yield U.S. investment grade bonds and the Lipper Balanced Fund Index, a non-weighted index of 210 funds investing in stocks and corporate and government bonds.

                                                                                         SINCE            INCEPTION
          FUND                                    1 YEAR       5 YEAR       10 YEAR      INCEPTION        DATE
          ----                                    ------       ------       -------      ---------        ---------

         MFS Total Return Fund                     13.50%       12.03%        11.98%         11.75%         10-6-70

         Standard & Poor's 500 Stock Index         20.32%       15.17%        14.93%         12.64%         9-30-70

         Lehman Brothers Aggregate Bond Index       4.90%        7.46%         8.50%          9.72%         From 1-1-70

         Lipper Balanced Fund Index                11.83%       10.99%        11.13%         11.25%         9-30-70


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company's, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, DEBT INSTRUMENTS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE DEBT INSTRUMENTS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

MOODY'S:

         Aaa - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

           A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Absence of
      Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

                  Should no rating be assigned, the reason may be one of the following:

                  1.  An application for rating was not received or accepted.

                  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

                  3. There is a lack of essential data pertaining to the issue or issuer.

                  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P:

          AAA -   Debt rated "AAA" has the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA  -   Debt rated "AA" has a strong  capacity to pay  interest  and repay principal and differs from the higher rated issues only in small degree.

           A  -   Debt rated "A" has a strong  capacity  to pay  interest  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB  -   Debt rated "BBB" is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

           BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

            B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

           CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

           C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

           D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       PLUS (+)
   OR MINUS (-):  The ratings  from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

           A - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

           B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC - Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

           C - Bonds are in imminent default in payment of interest or principal.

    PLUS (+)
   MINUS (-) -    Plus and minus signs are used with a rating symbol to indicate the relative  position of a credit within the rating category.
                  Plus and minus signs, however, are not used in the "AAA" category.

           R -    Indicates that Fitch does not rate the specific issue.

CONDITIONAL  -    A  conditional   rating  is  premised  on  the   successful
                  completion of a project or the occurrence of a specific event.

   SUSPENDED -    A rating  is  suspended  when  Fitch  deems  the  amount  of information available from the issuer to be inadequate for rating purposes.

   WITHDRAWN -    A  rating  will be  withdrawn  when an issue  matures  or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

  FITCHALERT -    Ratings are placed on FitchAlert  to notify  investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.



                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO ONLY, formerly the Berkeley Smaller Companies Portfolio. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Robertson Stephens Diversified Growth Portfolio and keep it for future reference. The Prospectus contains information about the Robertson Stephens Diversified Growth Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
                  FINANCIAL HIGHLIGHTS.........................................................................   1

                  INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS.......................................   2
                      Investment Objectives and Policies.......................................................   2
                      Other Investment Practices and Risk Considerations ......................................   3

                  MANAGEMENT OF THE TRUST......................................................................   6
                      Investment Adviser.......................................................................   6
                      Expense Reimbursement....................................................................   6
                      Sub-Adviser..............................................................................   6
                      Sub-Advisory Fees........................................................................   7
                      Allocation of Portfolio Transactions.....................................................   7
                      Portfolio Turnover.......................................................................   7

                  SALES AND REDEMPTIONS........................................................................   8

                  NET ASSET VALUE..............................................................................   8

                  PERFORMANCE INFORMATION......................................................................   8
                      Performance of the Portfolio.............................................................   9

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS.....................................................   9

                  ADDITIONAL INFORMATION.......................................................................  10


                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO,
                (FORMERLY BERKELEY SMALLER COMPANIES PORTFOLIO)
                              FINANCIAL HIGHLIGHTS
 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                       ROBERTSON STEPHENS
                                                                                 DIVERSIFIED GROWTH PORTFOLIO,
                                                                          formerly BERKELEY SMALLER COMPANIES PORTFOLIO
                                                                          ---------------------------------------------
                  Net asset value, beginning of period                                                    $10.00

                  INCOME FROM INVESTMENT OPERATIONS:

                     Net investment income                                                                  2.10
                     Net realized and unrealized gain
                     (loss) on investments                                                                 (1.69)
                                                                                                            ----
                     Total from investment operations                                                       0.41
                                                                                                            ----
                  LESS DISTRIBUTIONS:

                     Dividends from net investment income                                                  (1.83)
                     Distributions from net realized capital gains                                         (0.00)
                                                                                                            ----
                     Total distributions                                                                   (1.83)
                                                                                                            ----
                  Net asset value, end of period                                                           $8.58
                                                                                                           =====

                  TOTAL RETURN ++                                                                           2.42%
                                                                                                            =====
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                     Net assets, end of period (in 000's)                                                 $1,441
                     Ratio of operating expenses to average net assets +                                    1.36%
                     Ratio of net investment income to average net assets+                                 20.30%
                     Portfolio turnover rate                                                             2242.85%
                     Average commission rate per share +++                                               $0.0478
                     Ratio of operating expenses to average net assets before
                        waiver of fees and expense reimbursements +                                         7.02%
                     Net investment income (loss) per share before waiver of fees
                        and expense reimbursements                                                         $1.51

    +    Annualized

   ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.

  +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.


             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Robertson Stephens Diversified Growth Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. Prior to May 1, 1997, the Robertson Stephens Diversified Growth Portfolio had different investment objectives, policies and restrictions and a different sub-adviser. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

INVESTMENT OBJECTIVE AND POLICIES. The Robertson Stephens Diversified Growth Portfolio's investment objective is to seek long-term capital growth. In selecting investments for the Portfolio, the Sub-Adviser focuses on small- and mid-cap companies, to create a portfolio of investments broadly diversified over industry sectors and companies.

The Portfolio will invest primarily in common and preferred stocks and warrants. Although the Portfolio intends to focus on companies with market capitalizations of up to $3 billion, the Portfolio will remain flexible and may invest in securities of larger companies. The Portfolio may also purchase debt securities which the Sub-Adviser believes are consistent with the Portfolio's investment objective, and may engage in short sales of securities it expects to decline in price.

Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.

The Portfolio's investment strategies and portfolio investments will differ from those of most other mutual funds. The Sub-Adviser seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The Sub-Adviser may devote more of the Portfolio's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Portfolio that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, the Portfolio may engage in short sales of securities which involve special risks.

The Portfolio does not invest for current income. The Portfolio may hold a portion of its assets in cash or money market investments.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

For a description of certain risks associated with the Portfolio's investment practices, see "Other Investments Practices and Risk Considerations," below.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS:

The Portfolio may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which, including, for example, options and futures contracts, and certain debt securities, may be considered "derivative" investments), including limitations designed to reduce these risks.

INVESTMENTS IN SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

SHORT SALES. The Portfolio may seek to hedge investments or realize additional gains through short sales. When the Sub-Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. The Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of the securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio will limit short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

FOREIGN SECURITIES. The Portfolio may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of the Portfolio's assets that may be invested in foreign securities.

The Portfolio may invest in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, these securities may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

DEBT SECURITIES. The Portfolio may invest in debt securities from time to time, if the Sub-Adviser believes investing in such securities might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances the Portfolio would not likely invest a substantial portion of its assets in debt securities.

The Portfolio may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which the Portfolio may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the SAI.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the SAI.

The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the SAI.

Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the SAI.

INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of the Sub-Adviser to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if the Sub-Adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

BORROWING. The Portfolio may borrow money up to one-third of its total assets less all liabilities and indebtedness (other than such borrowings) for temporary or emergency purposes. The Portfolio may borrow for leveraging or investment with respect to reverse repurchase agreements and dollar roll transactions (including covered rolls), to the extent such investments are permitted under the Portfolio's investment objective and policies. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases the Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

DEFENSIVE STRATEGIES. At times, the Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-Adviser believes to be consistent with the Portfolio's best interests.

See the SAI for the full text of these restrictions and the Portfolio's other investment policies. Except for those investment restrictions designated as fundamental in the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. The Trust's Board of Trustees may change a non-fundamental investment policy without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Robertson Stephens Diversified Growth Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Robertson Stephens Diversified Growth Portfolio      .95% of first $10  million of average  daily
                                                              net assets

                                                              .90% of the  next  $25  million  of  average
                                                              daily net assets

                                                              .85% of the next  $165  million  of  average
                                                              daily net assets

                                                              .80% of average  daily net  assets  over and
                                                              above $200 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.39% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 7.02% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94104. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson, Stephens & Company Investment Management, L.P. is Robertson, Stephens & Company, Inc. The Sub-Adviser and its affiliates have in excess of $3.4 billion under management in public and private investment funds. Robertson, Stephens & Company LLC, its general partner, Robertson, Stephens & Company, Inc., and Sanford R. Robertson may be deemed to be control persons of the Sub-Adviser.

The portfolio manager for the Portfolio is John L. Wallace who has been a portfolio manager with the Sub-Adviser since July 1995. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Prior to joining the Sub-Adviser, Mr. Wallace was Vice President of Oppenheimer Funds, Inc., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund from 1991 through June 1995 and of the Oppenheimer Total Return Fund from 1990 through June 1995.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Robertson Stephens Diversified Growth Portfolio      .70% of first $10  million of average  daily
                                                              net assets

                                                              .65% of the  next  $25  million  of  average
                                                              daily net assets

                                                              .60% of the next  $165  million  of  average
                                                              daily net assets

                                                              .55% of average  daily net  assets  over and
                                                              above $200 million

ALLOCATION OF PORTFOLIO TRANSACTIONS. Neither the Adviser nor the Sub-Adviser has any agreement or commitment to place orders with any particular securities dealer or dealers with respect to the Portfolio. In placing orders for the Portfolio's investment transactions, the Sub-Adviser seeks the best net results, analyzing such factors as price, size of order, difficulty of execution and the operational capabilities of the firm involved. Prior to making an investment, the Sub-Adviser performs considerable research on the specified company and country. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case there are no commissions or discounts. Dealers may receive commissions on futures, currency and options transactions. Commissions on trades made through foreign securities exchanges or OTC markets typically are fixed and generally are higher than those made through United States securities exchanges or OTC markets.

Consistent with its obligation to obtain the best net results, the Sub-Adviser may consider research and brokerage services provided by the securities broker-dealer as a factor in considering through whom portfolio transactions will be effected. The Portfolio may pay to those securities broker-dealers who provide brokerage and research services to the Sub-Adviser a higher commission than that charged by other securities broker-dealers if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Sub-Adviser to the Portfolio and to any other accounts over which the Sub-Adviser exercises investment discretion.

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 2242.85%. (See "Portfolio Turnover" in the SAI.)


                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

This Portfolio may invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of the Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the period February 9, 1996 (effective date of Trust's Registration Statement) through December 31, 1996, of an investment in the Robertson Stephens Diversified Growth Portfolio, formerly Berkeley Smaller Companies Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 1996

     PORTFOLIO                                                SINCE INCEPTION
     ---------                                                ---------------
     Robertson Stephens Diversified Growth Portfolio,
     formerly Berkeley Smaller Companies Portfolio                 2.42%

     Standard & Poor's 500 Stock Index                            15.14%


The performance results obtained prior to May 1, 1997 were achieved by the former sub-adviser.

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.


                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                       SALOMON U.S. QUALITY BOND PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" and individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE SALOMON U.S. QUALITY BOND PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the Salomon U.S. Quality Bond Portfolio and keep it for future reference. The Prospectus contains information about the Salomon U.S. Quality Bond Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
                  FINANCIAL HIGHLIGHTS.........................................................................   1

                  INVESTMENT OBJECTIVE AND POLICIES............................................................   2

                  COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES..........................................   3

                  INVESTMENT RISKS.............................................................................   7
                     Foreign Securities........................................................................   7
                     Futures, Options and Other Derivative Instruments.........................................   7
                     Hybrid Instruments........................................................................   8
                     When-Issued Securities....................................................................   8

                  MANAGEMENT OF THE TRUST......................................................................   8
                     Investment Adviser........................................................................   8
                     Expense Reimbursement.....................................................................   9
                     Sub-Adviser...............................................................................   9
                     Sub-Advisory Fees.........................................................................   9

                  SALES AND REDEMPTIONS........................................................................  10

                  NET ASSET VALUE..............................................................................  10

                  PERFORMANCE INFORMATION......................................................................  10
                     Performance of the Portfolio..............................................................  11

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS.....................................................  11

                  ADDITIONAL INFORMATION.......................................................................  12

                  APPENDIX A - RATINGS OF INVESTMENTS.......................................................... A-1

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                       SALOMON U.S. QUALITY BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                                 SALOMON U. S. QUALITY
                                                                                                      BOND PORTFOLIO
                                                                                                 ----------------------
               Net asset value, beginning of period                                                      $10.00

               INCOME FROM INVESTMENT OPERATIONS:

                    Net investment income                                                                  0.49
                    Net realized and unrealized gain
                    (loss) on investments                                                                 (0.25)
                                                                                                           ----
                        Total from investment operations                                                   0.24
                                                                                                           ----
                    Dividends from net investment income                                                  (0.43)
                        Distributions from net realized capital gains                                     (0.00)
                                                                                                           ----
                        Total distributions                                                               (0.43)
                                                                                                           ----
               Net asset value, end of period                                                             $9.81
                                                                                                          =====

               TOTAL RETURN ++                                                                            2.27%
                                                                                                          =====
               RATIOS TO AVERAGE NET
               ASSETS/SUPPLEMENTAL DATA

                    Net assets, end of period (in 000's)                                                 $1,553
                    Ratio of operating expenses to average net assets +                                    0.97%
                    Ratio of net investment income to average net assets +                                 5.41%
                    Portfolio turnover rate                                                              231.03%
                    Average commission rate per share +++                                                  N/A
                    Ratio of operating expenses to average net assets
                        before waiver of fees and expense reimbursements +                                 5.79%
                    Net investment income (loss) per share before
                        waiver of fees and expense reimbursements                                         $0.05

      *  Annualized
     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.
    +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.


                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Salomon U.S. Quality Bond Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that, under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The investment objective of the Portfolio is to obtain a high level of current income. It is a diversified Portfolio that seeks to attain its objective by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Portfolio may also invest a portion of its assets in investment grade bonds.

At least 65% of the total assets of the Portfolio will be invested in:

     (1)  U.S. Treasury obligations;

     (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (3) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government and mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

     (4) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities,  or  (ii)  by the  full  faith  and  credit  of  the  U.S.
          Government.

Any guarantee of these types of securities in which the Portfolio invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

From time to time, a significant portion of the Portfolio's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the Portfolio invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of mortgage-backed securities is based upon the prepayment rates of the underlying pool of mortgage loans. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semi-annually.

While the Portfolio seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Portfolio will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Portfolio are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. Government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the Portfolio will receive the originally anticipated yield on the security.

The Portfolio may also invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality to securities in those ratings categories by the Sub-Adviser. The Portfolio may not invest more than 10% of total assets in obligations of foreign issuers. Investments in foreign securities will subject the Portfolio to special considerations related to political, economic and legal conditions outside of the U.S., as discussed under the "Investment Risks" section. These considerations include the possibility of expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

The  Portfolio  may enter into  repurchase  and reverse  repurchase  agreements, purchase securities on a firm commitment basis, including when-issued securities, and lend portfolio securities. The Portfolio may also enter into mortgage "dollar rolls." For a description of these investment practices and the risks associated with them, see "Common Types of Securities and Management Practices" and "Investment Risks."

               COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Portfolio may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Portfolio's investment program is subject to further restrictions described in the SAI.

ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying loans will cause the principal and interest on the asset-backed securities to be paid prior to their stated maturities. The Sub-Adviser will consider estimated prepayment rates in calculating the average weighted maturities of the Portfolio. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the Portfolio may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit the Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

BORROWING. The Portfolio may borrow money from banks for temporary or emergency purposes and engage in certain transactions, such as reverse repurchase agreements or mortgage "dollar rolls", which may be considered borrowings, in amounts up to 25% of its total assets. To secure borrowings the Portfolio may mortgage or pledge securities in amounts up to 15% of its net assets. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the return on the Portfolio's investments. Although the principal of any borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Sub-Adviser's strategy and the ability of the Portfolio to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the Portfolio were to engage in borrowing, an increase in interest rates could reduce the value of the Portfolio's shares by increasing the Portfolio's interest expense.

LENDING. In addition, the Portfolio may from time to time lend portfolio securities to attempt to increase income through the receipt of interest on the loan of portfolio securities. Loans of portfolio securities involve certain risks, including the risk that the Portfolio could experience delays in recovering the securities it lent in the event of the bankruptcy of the borrower. As a fundamental policy, the Portfolio will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties.

CASH POSITION. The Portfolio may hold a certain portion of its assets in money market securities, including short-term U.S. Government securities, commercial paper, bank obligations and repurchase agreements with a counterparty rated in one of the two highest rating categories by an NRSRO, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

FIXED INCOME SECURITIES. The Portfolio may invest in fixed income securities. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The market value of fixed-income obligations held by the Portfolio and, consequently, the net asset value per share of the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the fixed-income Portfolio will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the fixed-income Portfolio's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sales of shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes. In addition, obligations purchased by the Portfolio that are rated in the lower of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

FOREIGN SECURITIES. The Portfolio, subject to its investment restrictions, may invest in foreign securities. Such investments increase the Portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting,
disclosure,   settlement,   and  regulatory  practices  that  differ  from  U.S.
standards.

FUTURES AND OPTIONS. Futures are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and as a means of adjusting overall exposure to certain markets. Subject to certain limits described in the SAI, the Portfolio may purchase, sell, or write call and put options on securities and financial indices and may invest in futures contracts on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or fixed income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Portfolio's total return; and the potential loss from the use of futures can exceed the Portfolio's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Portfolio's income.

 ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investment could be impaired if trading does not further develop or declines. The Portfolio will determine the liquidity of Rule 144A Securities under guidelines approved by the Trustees.

HYBRID INSTRUMENTS. These instruments can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see "Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Portfolio would likely decrease. Also, the Portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the Portfolio derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

 PRIVATELY-ISSUED MORTGAGE SECURITIES. The Portfolio may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the Portfolio will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. Government and, if available in the future, the U.S. Government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Portfolio has no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

The Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

MORTGAGE ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio may only enter into covered rolls involving up to 33% of the Portfolio's assets. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

PORTFOLIO TURNOVER. To a limited extent, the Portfolio may engage in short-term transactions if such transactions further its investment objective. The Portfolio may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate for the Portfolio for the period ended December 31, 1996 was 231.03%. (See "Portfolio Turnover" in the SAI.)

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase or reverse repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Portfolio will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Portfolio. The Portfolio will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. The Sub-Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Portfolio requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Portfolio could experience losses that include: (i) possible decline in the value of the underlying security during the period which the Portfolio seeks to enforce its rights thereto; (ii) additional expenses to the Portfolio for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolio.

When the Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

FIRM  COMMITMENTS  AND  WHEN-ISSUED  SECURITIES.   The  Portfolio  may  purchase
securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON AND PAY-IN-KIND BONDS. The Portfolio may invest in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupons bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The Portfolio may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

                                INVESTMENT RISKS

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Portfolio. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. The Portfolio may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets. Bank custody charges are generally higher for foreign securities.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures or options ("derivative instruments") exposes the Portfolio to additional investment risks and transaction costs. If the Sub-Adviser seeks to protect the Portfolio against potential adverse movements in the securities or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates and securities prices will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities or interest rates being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options and futures, including volatility and lack of liquidity. Reference is made to the discussion of futures and options herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counter party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

WHEN-ISSUED SECURITIES. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for a security issued on a when-issued basis, but may be substantially longer for a security issued on a forward basis. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Portfolio makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Portfolio (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Salomon U.S. Quality Bond Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Salomon U.S. Quality Bond Portfolio                  .55% of first $50  million of average  daily
                                                              net assets

                                                              .525%  of  next  $100   million  of  average
                                                              daily net assets

                                                              .50% of next $150  million of average  daily
                                                              net assets

                                                              .45% of next $200  million of average  daily
                                                              net assets

                                                              .425% of average  daily net assets  over and
                                                              above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 0.99% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees had not been waived, the ratio of expenses to average net assets, on an annualized basis, would have been 5.79% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Salomon Brothers Asset Management Inc. The Sub-Adviser is an indirect, wholly-owned subsidiary of Salomon Inc incorporated in 1987, and an affiliate of Salomon Brothers Inc. The business address of the Sub-Adviser is 7 World Trade Center, New York, New York 10048. Through its office in New York and affiliates in London, Frankfurt, Hong Kong and Tokyo, the Sub-Adviser provides a full range of fixed income and equity investment advisory services for its individual and institutional clients around the world, including central banks, pension funds, endowments, insurance companies and various investment companies (including portfolios thereof). As of December 31, 1996, the Sub-Adviser and its affiliates had investment advisory responsibility for approximately $19.6 billion of assets. The Sub-Adviser has access to Salomon Brothers Inc's more than 400 economists, mortgage, bond, sovereign and equity analysts.

Steven Guterman is primarily responsible for the day-to-day management of the Portfolio which he co-manages with Roger Lavan.

Mr. Guterman, who joined the Sub-Adviser in 1990, is a Senior Portfolio Manager, and is responsible for the day-to-day management of portfolios managed by the Sub-Adviser which invest primarily in mortgage-backed and U.S. Government securities. Mr. Guterman joined Salomon Brothers Inc in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers Inc.

Mr. Lavan joined the Sub-Adviser in 1990, is a Portfolio Manager, and is responsible for investment company and institutional portfolios which invest in mortgage-backed and U.S. Government securities. Prior to joining the Sub-Adviser, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc's Fixed Income Sales Group and Product Support Divisions. Mr. Lavan is a Chartered Financial Analyst, a member of the New York Society of Security Analysts, and received his MBA from Fordham University in 1990.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Salomon U.S. Quality Bond Portfolio                  .30% of first $50  million of average  daily
                                                              net assets

                                                              .275%  of  next  $100   million  of  average
                                                              daily net assets

                                                              .25% of next $150  million of average  daily
                                                              net assets

                                                              .20% of next $200  million of average  daily
                                                              net assets

                                                              .175% of average  daily net assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

The Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios of the Trust are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolio. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for the Portfolio may be presented from time to time in advertisements and sales literature. The Portfolio may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Portfolio.

The yield of the Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

The Portfolio's performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned the Portfolio or its Sub-Adviser by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the fiscal period ended December 31, 1996, of an investment since February 9, 1996 (the effective date of the Trust's Registration Statement) in the Salomon U.S. Quality Bond Portfolio, as well as a comparison with the Lipper Government Intermediate Fund Index, a non-weighted index of funds investing in intermediate government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/96

     PORTFOLIO                                              SINCE INCEPTION
     ---------                                              ---------------
     Salomon U.S. Quality Bond Portfolio                        2.27%

     Lipper Government Intermediate Fund Index                  2.16%


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, the Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

The Portfolio will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of the Portfolio unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                       APPENDIX A - RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS:

     A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS:

     STANDARD & POOR'S CORPORATION BOND RATINGS

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issue only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

      Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

        A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                         SALOMON MONEY MARKET PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different. investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE SALOMON MONEY MARKET PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the Salomon Money Market Portfolio and keep it for future reference. The Prospectus contains information about the Salomon Money Market Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1997 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE SALOMON MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE SALOMON MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                          PROSPECTUS DATED MAY 1, 1997

                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
                  FINANCIAL HIGHLIGHTS........................................................................    1

                  INVESTMENT OBJECTIVE AND POLICIES...........................................................    2

                  INVESTMENT LIMITATIONS......................................................................    4

                  ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS...........................................    5
                     Bank Obligations.........................................................................    5
                     Repurchase Agreements....................................................................    5
                     Firm Commitments and When-Issued Securities..............................................    5
                     Restricted Securities and Securities with Limited Trading Markets........................    5
                     Foreign Securities.......................................................................    6
                     Borrowing................................................................................    6
                     Portfolio Turnover.......................................................................    6

                  MANAGEMENT OF THE TRUST.....................................................................    6
                     Investment Adviser.......................................................................    6
                     Expense Reimbursement....................................................................    7
                     Sub-Adviser..............................................................................    7
                     Sub-Advisory Fees........................................................................    7

                  SALES AND REDEMPTIONS.......................................................................    8

                  NET ASSET VALUE.............................................................................    8

                  PERFORMANCE INFORMATION.....................................................................    8

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS....................................................    9

                  ADDITIONAL INFORMATION......................................................................    9

                  APPENDIX A - RATINGS OF INVESTMENTS.........................................................  A-1

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                         SALOMON MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
 FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                               SALOMON MONEY
                                                                                              MARKET PORTFOLIO
                                                                                              ----------------
                  Net asset value, beginning of period                                               $1.00

                  INCOME FROM INVESTMENT OPERATIONS:

                     Net investment income                                                            0.04
                     Net realized and unrealized gain
                     (loss) on investments                                                            0.00
                                                                                                      ----
                     Total from investment operations                                                 0.04
                                                                                                      ----

                     Dividends from net investment income                                            (0.04)
                       Distributions from net realized capital gains                                 (0.00)
                                                                                                      ----
                       Total distributions                                                           (0.04)
                                                                                                      ----

                  Net asset value, end of period                                                     $1.00
                                                                                                    ======

                  TOTAL RETURN ++                                                                     3.93%
                                                                                                     ======
                  RATIOS TO AVERAGE NET
                  ASSETS/SUPPLEMENTAL DATA

                     Net assets, end of period (in 000's)                                           $1,178
                     Ratio of operating expenses to average net assets +                              0.87%
                     Ratio of net investment income to average net assets +                           4.43%
                     Portfolio turnover rate                                                          N/A
                     Average commission rate per share +++                                            N/A
                     Ratio of operating expenses to average net
                        assets before waiver of fees and expense reimbursements +                     6.67%
                     Net investment income (loss) per share before
                        waiver of fees and expense reimbursements                                   ($0.01)

      +  Annualized
     ++ Total return represents aggregate total return for the period February 9, 1996 (effective date) to December 31, 1996. The total return would have been lower if certain fees had not been waived by the investment advisor, and if certain expenses had not been reimbursed by London Pacific.
    +++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Salomon Money Market Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented. The investment objective of the Portfolio is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Portfolio invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Portfolio will be "diversified" within the meaning of the Investment Company Act of 1940 ("1940 Act"), and will seek to maintain a stable net asset value of $1.00 per share.

The types of obligations in which the Portfolio may invest include the following:

     - Securities issued or guaranteed by the U.S. Government or by agencies or instrumentalities thereof;

     - Obligations issued or guaranteed by U.S. and foreign banks ("Bank Obligations");

     -    Commercial paper;

     -    Corporate debt obligations, including variable rate obligations;

     -    Short-term credit facilities;

     -    Asset-backed securities; and

     -    Other money market instruments;

The Portfolio will limit its portfolio investments to securities that are determined by the Sub-Adviser to present minimal credit risks pursuant to guidelines established by the Portfolio's Board of Trustees and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

The Portfolio may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors - Repurchase Agreements."

Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. Government and may be backed only by the credit of the issuing agency or instrumentality. The Portfolio will invest in such obligations only where the Sub-Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Bank Obligations that may be purchased by the Portfolio include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see "Additional Investment Activities and Risk Factors - Bank Obligations."

The Portfolio's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have thirteen months or less remaining to maturity.

The Portfolio may invest in U.S. dollar-denominated securities of non-U.S. issuers, including obligations of non-U.S. banks or non-U.S. branches of U.S. banks and commercial paper and other corporate debt securities of non-U.S. issuers, where the Sub-Adviser deems the instrument to present minimal credit risks. Investments in non-U.S. banks and non-U.S. issuers present certain risks. See "Additional Investment Activities and Risk Factors - Foreign Securities."

The Portfolio may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Portfolio may invest.

The Portfolio may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Portfolio will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Portfolio may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Portfolio may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Portfolio treats any commitment to provide such advances as a standby commitment to purchase the borrower's notes.

The Portfolio may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets.

Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Portfolio must comply with its portfolio maturity and credit quality requirements.

Among the municipal obligations that the Portfolio may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Portfolio may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Portfolio's net assets. The Portfolio may, however, invest without regard to such limitations in lease obligations which the Sub-Adviser, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid.

The Portfolio may purchase securities on a firm commitment basis, including when-issued securities. See "Additional Investment Activities and Risk Factors - Firm Commitments and When-Issued Securities" for a description of such securities and their associated risks.

The foregoing investment policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

                             INVESTMENT LIMITATIONS

The following investment restrictions and those described in the SAI are fundamental policies applicable to the Portfolio which may be changed only when permitted by law and approved by the holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the SAI, the other policies and percentage limitations referred to in this Prospectus and in the SAI are not fundamental policies of the Portfolio and may be changed by the Board of Trustees of the Trust without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Portfolio may not:

   (1) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities; and provided, further, that the Portfolio may invest more than 5% (but no more than 25%) of the value of the Portfolio's total assets in the securities of a single issuer;

   (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Portfolio will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

   (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days.

   (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

With respect to investment limitation (1), the Portfolio intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days.

                ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities" below. The Portfolio will not purchase bank obligations which the Sub-Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Portfolio will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Portfolio. The Portfolio will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. The Sub-Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Portfolio requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Portfolio could experience losses that include: (i) possible decline in the value of the underlying security during the period which the Portfolio seeks to enforce its rights thereto; (ii) additional expenses to the Portfolio for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and
(iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolio.

FIRM  COMMITMENTS  AND  WHEN-ISSUED  SECURITIES.   The  Portfolio  may  purchase
securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Portfolio should the Portfolio be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Portfolio with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Portfolio's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Portfolio, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Portfolio to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of such obligations.

BORROWING. The Portfolio may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the return on the Portfolio's investments. Although the principal of any borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Sub-Adviser's strategy and the ability of the Portfolio to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the Portfolio were to engage in borrowing, an increase in interest rates could increase the Portfolio's interest expense.

PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by the Portfolio's Sub-Adviser in the best interests of the shareholders. The Portfolio intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. The Portfolio's portfolio turnover rate may vary from year to year, as well as within a year.

The Sub-Adviser seeks to enhance the Portfolio's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Portfolio may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Sub-Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Sub-Adviser will consider such an event in determining whether the Portfolio should continue to hold the security. The policy of the Portfolio regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Portfolio in the form of dealer spreads.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996, LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Salomon Money Market Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Salomon Money Market Portfolio                       .45% of first $50  million of average  daily
                                                              net assets

                                                              .425%  of  next  $100   million  of  average
                                                              daily net assets

                                                              .40% of next $150  million of average  daily
                                                              net assets

                                                              .35% of next $200  million of average  daily
                                                              net assets

                                                              .325% of average  daily net assets  over and
                                                              above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1997 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 0.89% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed and certain advisory fees were not waived, the ratio of expenses to average net assets, on an annualized basis, would have been 6.67% for the period January 31, 1996 (commencement of operations) through December 31, 1996.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Salomon Brothers Asset Management Inc. The Sub-Adviser is an indirect, wholly-owned subsidiary of Salomon Inc incorporated in 1987, and an affiliate of Salomon Brothers Inc. The business address of the Sub-Adviser is 7 World Trade Center, New York, New York 10048. Through its office in New York and affiliates in London, Frankfurt, Hong Kong and Tokyo, the Sub-Adviser provides a full range of fixed income and equity investment advisory services for its individual and institutional clients around the world, including central banks, pension funds, endowments, insurance companies and various investment companies (including portfolios thereof). As of December 31, 1996, the Sub-Adviser and its affiliates had investment advisory responsibility for approximately $19.6 billion of assets. The Sub-Adviser has access to Salomon Brothers Inc's more than 400 economists, mortgage, bond, sovereign and equity analysts.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Salomon Money Market Portfolio                       .20% of first $50  million of average  daily
                                                              net assets

                                                              .175%  of  next  $100   million  of  average
                                                              daily net assets

                                                              .15% of next $150  million of average  daily
                                                              net assets

                                                              .10% of next $200  million of average  daily
                                                              net assets

                                                              .075% of average  daily net assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

The Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of 12:00 noon (Eastern Time) each day the New York Stock Exchange is open. The Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a stable net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                             PERFORMANCE INFORMATION

From time to time the Salomon Money Market Portfolio may make available information as to its "yield" and "effective yield." The "yield" of the Salomon Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Salomon Money Market Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of the Portfolio to various indices. Advertisements may also contain the performance rankings assigned the Portfolio or its Sub-Adviser by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolio is a managed investment vehicle investing in a wide variety of securities, the securities owned by the Portfolio will not match those making up an index.

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

The Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, the Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

The Portfolio intends to declare as a dividend substantially all of its net investment income at the close of each business day to the Portfolio's shareholders of record at 12:00 noon (Eastern Time) on that day, and will pay such dividends monthly. Net realized short-term capital gains of the Portfolio, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Portfolio does not expect to realize any long-term capital gains. Distributions of ordinary income and capital gains will be made in shares of the Portfolio unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                       APPENDIX A - RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     PRIME-1 - Issuers (or related supporting institutions) rated "Prime-1"
               have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 - Issuers (or related supporting institutions) rated "Prime-2"
               have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS:

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The two highest categories are as follows:

          A-1   - This highest  category  indicates  that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2    - Capacity for timely payment on issues with this  designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:

 MIG-1/VMIG-1   - Notes rated  MIG-1/VMIG-1 are of the best quality.  There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

 MIG-2/VMIG-2   - Notes  which are  rated  MIG-2/VMIG-2  are of high  quality.
                  Margins of protection are ample though not so large as in the preceding group.

STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:

         SP-1 -   Notes  which  are rated  SP-1  have a very  strong or strong
                  capacity  to  pay  principal   and   interest.   Those  issues
                  determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 - Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH SHORT-TERM RATINGS:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

         F-1+   - Issues  assigned  this  rating  are  regarded  as having the strongest degree of assurance for timely payment.

          F-1   - Issues  assigned this rating  reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2   - Issues  assigned this rating have a  satisfactory  degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

          LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.